UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21705
Nuveen Tax-Advantaged Floating Rate Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: June 30
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Opportunities for Tax-Advantaged Monthly Income from a Portfolio Consisting Predominantly of Adjustable Rate Preferred Securities

Annual Report June 30, 2009

Nuveen Tax-Advantaged Floating Rate Fund JFP

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NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholders,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Nuveen Fund Board
August 24, 2009

Nuveen Investments	3

Portfolio Managers’ Comments

Nuveen Tax-Advantaged Floating Rate Fund
(JFP)

JFP is sub-advised by a team of specialists at Spectrum Asset Management, an affiliate of Principal Capitalsm. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark, Bernie and Phil talk about general market conditions, their management strategy and the performance of the Fund for the twelve-month period ended June 30, 2009.

What were the general economic conditions and market trends during the twelve-month period ended June 30, 2009?

During this period, downward pressure on the economy continued. In an effort to improve overall conditions, the Federal Reserve (Fed) lowered the fed funds rate from 2.00% on July 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. Additionally, the federal government passed a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package approved in February 2009.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Fed’s rate-cutting and the stimulus package were in part a response to the decline in U.S. economic growth, as measured by the U.S. gross domestic product (GDP). Since posting a quarter-to-quarter annualized growth rate of 1.5% in the second quarter of 2008, the real GDP has contracted at quarter-to-quarter annualized rates of 2.7% in the third quarter of 2008, 5.4% in the fourth quarter of 2008, 6.4% in the first quarter of 2009 and an estimated 1.0% in the second quarter of 2009, all of which added up to the worst recession in 50 years.

In the labor markets, June 2009 marked the 18th consecutive month of job losses. Unemployment reached 9.5%, its highest point since 1983, and up from 5.6% in June 2008. At the same time, inflation remained subdued, as the Consumer Price Index (CPI) fell 1.4% over the year ended June 2009.

The general tone of the preferred securities market during the period was one of extraordinary volatility caused by a massive problem underlying the stability of the U.S. financial system—specifically, the ability of government-sponsored enterprises (GSEs) like Fannie Mae & Freddie Mac to fund their senior debt using foreign creditors like China. Despite continued reassurances that the GSEs were adequately capitalized and supported in their current form, the U.S. Treasury put the GSEs into conservatorship in the fall of

4	Nuveen Investments

2008 in order to protect their access to foreign capital. This set off a chain of events that led to the greatest liquidity freeze since the Great Depression.

The problems in the financial system eventually trickled down into the real economy causing a severe liquidity strain, protracted employment reductions and a nationwide real estate slump. As a result, what began as a treacherous mark-to-market problem with big financial institutions ultimately led to a sudden and severe loan loss problem for middle market banks. This led to numerous dividend omissions on the middle market bank preferred stock issues held in the Fund’s portfolio, with many of these omissions being ordered by the banks’ regulators to help them preserve capital in order to survive as going concerns. Middle market banks in California, Florida and Arizona in particular were affected the most. By the end of the period, five of the remaining 14 middle market banks in the Fund’s portfolio had passed on at least some of their preferred stock dividends.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

1	The Merrill Lynch Adjustable Rate Preferred Index is an unmanaged index composed of dollar-denominated investment- grade preferred securities, predominantly from larger issuers. The Fund may invest a substantial portion of its assets in below-investment-grade securities, often from smaller issuers.

2	The Barclays Capital Aggregate Bond Index is a market capitalization-weighted measure of U.S.-traded investment grade bonds, including Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Municipal bonds and Treasury Inflation-Protected Securities are excluded.

What was your management strategy during the period?

While the Fund’s primary investment objective of providing an attractive level of after-tax current income and its secondary objective of capital preservation remain unchanged, purchase and trading opportunities were limited by perceptions of poor financial health among many middle market banks. This real and perceived stress caused many market participants to step back, limiting liquidity in middle market bank securities and forcing sellers with no other options to accept often very unappealing prices. As announced in our December 2008 shareholder report, the Fund began to discontinue the use of financial leverage during this twelve-month period in an effort to reduce common share net asset value volatility and potentially mitigate the risk of continued erosion of shareholder capital from the unprecedented disruptions in the financial sector. In some instances, this meant completing the sale of Fund securities at market prices that reflected the concerns of the moment rather than a measured assessment of inherent value. In other cases we were able to offer distressed middle market bank issues back to the issuing companies or to a private investor group, sometimes for above-market prices. By June 30, 2009, the Fund was de-levered and we believed a significant source of potential volatility had been removed from the Fund’s portfolio.

How did the Fund perform over this twelve-month period?

The performance of the Fund, as well as two market indexes, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value
For the twelve-month period ended 6/30/09

JFP	-55.30%
Merrill Lynch Adjustable Rate Preferred Index[1]	-42.55%
Barclays Capital Aggregate Bond Index[2]	6.06%

As the performance numbers indicate, the twelve-months ended June 30, 2009, represented an especially difficult period for preferred securities. Within this highly unfavorable environment, the total return on common share net asset value for the Fund underperformed the Merrill Lynch index and substantially trailed the Barclays Capital

Nuveen Investments	5

index. It should be noted that the Barclays Capital index is designed to track fixed-income investments generally and not the preferred equity securities in which the Fund primarily invests.

One significant factor impacting the Fund’s performance in relation to that of the Merrill Lynch index was the Fund’s use and subsequent elimination of financial leverage during this period. The Fund retained much of its leveraged capital structure during the last six- months of 2008, a time of considerable stress and volatility in the preferred securities market. Although leverage provides opportunities for additional income and total return for common shareholders, it can also expose shareholders to additional risk, especially when market conditions are unfavorable. During the fall of 2008, the Fund’s structural leverage exacerbated the downward pressure already impacting the Fund’s common share net asset value as the prices of many preferred securities fell.

Beginning in the summer of 2008 and continuing into 2009, the Fund sold securities to raise the capital needed to redeem its own preferred shares and effectively de-lever. In some cases, these sales took place at very distressed prices. Some of the securities sold were among the best performers when the market began to improve. This hurt the Fund’s performance relative to the Merrill Lynch index in the spring of 2009.

Another factor impacting the Fund’s poor performance was the general illiquidity of many bank core capital securities during this period. As a result, the price banks needed to pay to raise capital increased. This meant that valuations for existing securities in the secondary market decreased. Indeed, the market for middle market bank preferred securities virtually shut down in the fall of 2008 due to limited market interest in collateralized debt financing from these issuers amid concerns over the quality of their underlying assets. The Fund’s concentration in issues from the middle market bank sector was a detriment to both absolute and relative performance over the period.

In addition, six middle market banks with securities owned by the Fund eliminated their preferred stock dividends during the twelve-month period: Vineyard National Bancorp, First Bank of Oak Park, Pedcor Bancorp, Heartland Bank, Truman Bancorp, and Blossman Bancshares.

On a more positive note, we were able to sell Sleepy Hollow Bank preferred stock back to its new parent in a restructuring at a favorable price, and we were able to sell Heartland Bank and Truman Bancorp securities to an investor group after the issuers eliminated their dividends. We also sold our Freddie Mac position in July of 2008 and avoided the price decline subsequently caused by U.S. government conservatorship. Finally, we tendered SunTrust Bank preferred stock back to the company and removed the interest rate swap from the Fund to reduce interest rate risk.

Implementation of a managed distribution policy

As noted in the last shareholder report, the Board of Trustees in August 2008 approved the adoption of a new managed distribution policy by the Fund. See pages 8 and 9 of this report for more information about this policy.

6	Nuveen Investments

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Shortly after its inception in 2005, the Fund issued FundPreferred shares to create financial leverage. The Fund used leverage because its managers believed that, over time, leveraging provided opportunities for additional income and total return for common shareholders. However, the use of leverage also exposed common shareholders to additional risk—especially when market conditions were unfavorable. For example, when the prices of securities held by the Fund declined, the negative impact of these valuation changes on common share net asset value and common shareholder total return were magnified by the use of leverage. This occurred in the second half of 2008.

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including this Fund, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. This means that these auctions have “failed to clear,” and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

One continuing implication for JFP common shareholders from the auction failures is that the Fund’s cost of leverage likely was incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, the Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in the last several shareholder reports, in August 2008 the Fund’s Board of Trustees authorized a restructuring program to redeem all the Fund’s FundPreferred shares and discontinue the use of financial leverage.

As of June 30, 2009, all of the Fund’s FundPreferred shares had been redeemed.

Nuveen Investments	7

Common Share Distribution
and Share Price Information

The following information below regarding your Fund’s distributions is current as of June 30, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund reduced its monthly distribution to common shareholders four times over the twelve-month period. Some of the factors affecting the amount and composition of these distributions are summarized below.

During this reporting period, the Fund employed financial leverage through the use of FundPreferred shares. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

As noted earlier, the Fund has implemented a managed distribution policy, which permits the Fund to include as part of its monthly distributions supplemental amounts from sources other than net investment income. The Fund currently expects that any supplemental amounts would represent anticipated portfolio price appreciation over time, if conditions begin to improve for the middle market financial companies in which the Fund primarily invests.

Because the timing and extent of any such recovery is presently difficult to assess in light of continued market volatility and the negative effects on financial companies of the on-going credit crisis, the Fund’s monthly distributions do not include any supplemental amounts representing portfolio price appreciation.

Important points to understand about the Fund’s distributions are:

•	The Fund seeks to establish a distribution rate which reflects the projected net income from its portfolio of floating-rate securities and potentially also includes a portion of any anticipated recovery over time in the value of these securities. However, investors should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from the Fund’s projected performance (and therefore its distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each month’s distributions may be paid from one or more of the following sources:

•	net investment income (regular interest and dividends),

8	Nuveen Investments

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

Because of realized and unrealized capital losses from portfolio price depreciation since its inception, the Fund expects that any supplemental distribution amounts from other than net investment income will be characterized as a non-taxable return of capital even if these amounts resulted from portfolio appreciation due to a recovery in the prices of the Fund’s portfolio securities from present levels.

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When Fund returns exceed distributions, it may represent portfolio gains earned, but not realized as a taxable capital gain. In periods when Fund returns fall short of distributions, the shortfall will represent a portion of an investor’s original principal, unless the shortfall is offset during other time periods over the life of the investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated monthly throughout the year based on the Fund’s performance and forecast, these estimates may differ from both the tax information reported to investors in a 1099-DIV statement, as well as the ultimate economic sources of distributions over the life of the investment in the Fund.

The following table provides information regarding the Fund’s common share distributions and total return performance for the fiscal year ended June 30, 2009. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 6/30/09 (Common Shares)	JFP
Inception date	3/28/05
Fiscal year ended June 30, 2009:
Per share distribution:
From net investment income	$0.59
From short-term capital gains	0.00
From long-term capital gains	0.00
Tax return of capital	0.01

Total per share distribution	$0.60

Distribution rate on NAV	20.76%

Annualized total returns:
1-Year on NAV	-55.30%
Since inception on NAV	-24.77%

Common Share Repurchases and Share Price Information

The Fund’s Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which the Fund may repurchase an aggregate of up to 10% of its outstanding common shares. Since the inception of this program, the Fund has not repurchased any of its outstanding common shares.

As of June 30, 2009, the Fund was trading at a +8.65% premium to its NAV, compared with an average discount of -10.70% for the entire twelve-month period.

Nuveen Investments	9

JFP Performance OVERVIEW	Nuveen Tax-Advantaged Floating Rate Fund
as of June 30, 2009

Fund Snapshot
Common Share Price	$3.14

Common Share Net Asset Value	$2.89

Premium/(Discount) to NAV	8.65%

Market Yield[1]	13.18%

Net Assets Applicable to Common Shares ($000)	$40,132

Average Annual Total Return
(Inception 3/28/05)
	On Share Price	On NAV
1-Year	-48.08%	-55.30%

Since Inception	-23.54%	-24.77%

Industries
(as a % of total investments)
Commercial Banks	82.0%

Thrifts & Mortgage Finance	5.4%

Diversified Financial Services	0.7%

Real Estate	0.3%

Short-Term Investments	11.6%

Portfolio Allocation (as a % of total investments)

*	87.7% of the Preferred Securities are invested in Middle Market Banks.

2008-2009 Monthly Distributions Per Common Share

Common Share Price Performance—Weekly Closing Price

1	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

10	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Tax-Advantaged Floating Rate Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Floating Rate Fund (the Fund), as of June 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and counterparty. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Floating Rate Fund at June 30, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein in conformity with US generally accepted accounting principles.

Chicago, Illinois
August 24, 2009

Nuveen Investments	11

JFP	Nuveen Tax-Advantaged Floating Rate Fund Portfolio of INVESTMENTS
June 30, 2009

Shares	Description (1)	Coupon			Ratings (2)	Value
	Preferred Securities – 85.9% (87.9% of Total Investments)

	Commercial Banks – 80.1%

9,000	ABN AMRO North America Capital Funding, 144A	6.968%			BB–	$3,622,500
7,000	City National Bancshares Corporation, Series F, 144A, (MMB), (3)	8.533%			N/R	3,355,625
20,000	Cobank Agricultural Credit Bank, 144A	7.000%			N/R	622,820
10,000	Elmira Savings Bank, 144A, (MMB), (3)	8.998%			N/R	4,903,748
10,000	First Bank of Oak Park Corporation, Series 2005A, 144A, (MMB), (3)	3.400%	(4)		N/R	443,750
5,000	MidCarolina Financial Corporation, Series 144A, (MMB), (3)	8.342%			N/R	2,323,438
10,000	Pedcor Bancorp., 144A, (MMB), (3)	4.859%	(4)		N/R	293,750
5,000	Pedcor Financial Bancorp., 144A, (MMB), (3)	4.774%	(4)		N/R	146,875
5,000	Regent Bancorp Inc., Series A, 144A, (MMB), (3)	8.481%			N/R	2,315,625
10,000	River Valley Bancorp, Series A, 144A, (MMB), (3)	4.563%	(4)		N/R	3,450,000
10,000	Rogers Bancshares Inc., 144A Series A, (MMB), (3)	4.564%	(4)		N/R	3,534,375
10,000	Shorebank Corporation, Series 144A, (MMB), (3)	4.961%	(4)		N/R	3,325,000
1,000	Southern Bancorp Inc., 144A, (MMB), (3)	5.023%	(4)		N/R	3,500,000
10,000	Vineyard National Bancorp, 144A Series C, (MMB), (3), (5)	4.913%	(4)		N/R	293,750

	Total Commercial Banks					32,131,256

	Diversified Financial Services – 0.7%

10,000	Blossman Bancshares, Inc., 144A, (MMB), (3)	8.730%			N/R	269,375

	Thrifts & Mortgage Finance – 5.1%

5,000	RMG Capital Corporation, 144A, (MMB), (3)	4.548%	(4)		N/R	2,054,689

	Total Preferred Securities (cost $130,854,120)					34,455,320

Principal
Amount (000)/
Shares	Description (1)	Coupon		Maturity	Ratings (2)	Value
	Capital Preferred Securities – 0.4% (0.5% of Total Investments)

	Real Estate – 0.3%

819	CBG Florida REIT Corporation, 144A	7.114%		11/15/49	CC	$128,734

	Thrifts & Mortgage Finance – 0.1%

5,109	MM Community Funding Trust XVIII Limited, Class D, (3)	2.398%	(4)	12/26/39	N/R	51,089

	Total Capital Preferred Securities (cost $5,820,088)					179,823

Principal
Amount (000)	Description (1)	Coupon		Maturity		Value
	Short-Term Investments – 11.3% (11.6% of Total Investments)

$4,548	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $4,548,308, collateralized by $4,485,000 U.S. Treasury Notes, 2.750%, due 7/31/10, value $4,641,975	0.000%		7/01/09		$4,548,308

	Total Short-Term Investments (cost $4,548,308)					4,548,308

	Total Investments (cost $141,222,516) – 97.6%					39,183,451

	Other Assets Less Liabilities – 2.4%					948,385

	Net Assets Applicable to Common Shares – 100%					$40,131,836

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	For SFAS No. 157 disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 — Fair Value Measurements for more information.
(4)	Security has a floating rate coupon which is periodically reset based on fixed percentage rate above a predetermined index or benchmark. The coupon rate disclosed is that in effect at the end of the reporting period.
(5)	Non-income producing; issuer has not declared a dividend within the past twelve months.
N/R	Not rated.
(MMB)	Middle Market Bank.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

12	Nuveen Investments

Statement of ASSETS & LIABILITIES
June 30, 2009

Assets
Long-term investments, at value (cost $136,674,208)	$34,635,143
Short-term investments (at cost, which approximates value)	4,548,308
Cash	877,084
Receivables:
Dividends	544,568
Interest	7,445
Other assets	19,506

Total assets	40,632,054

Liabilities
Common share dividends payable	447,269
Accrued expenses:
Management fees	21,334
Other	31,615

Total liabilities	500,218

Net assets applicable to Common shares	$40,131,836

Common shares outstanding	13,898,243

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$2.89

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$138,982
Paid-in surplus	196,554,668
Undistributed (Over-distribution of) net investment income	(479,489)
Accumulated net realized gain (loss) from investments and derivative transactions	(54,043,260)
Net unrealized appreciation (depreciation) of investments	(102,039,065)

Net assets applicable to Common shares	$40,131,836

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of OPERATIONS
Year Ended June 30, 2009

Investment Income
Dividends	$7,310,042
Interest	391,059

Total investment income	7,701,101

Expenses
Management fees	671,716
FundPreferred shares – auction fees	45,866
FundPreferred shares – dividend disbursing agent fees	5,966
Shareholders’ servicing agent fees and expenses	245
Custodian’s fees and expenses	18,892
Trustees’ fees and expenses	6,673
Professional fees	71,515
Shareholders’ reports – printing and mailing expenses	40,491
Stock exchange listing fees	9,207
Investor relations expense	19,348
Other expenses	20,974

Total expenses before custodian fee credit and expense reimbursement	910,893
Custodian fee credit	(667)
Expense reimbursement	(225,598)

Net expenses	684,628

Net investment income	7,016,473

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(30,983,696)
Interest rate swaps	(64,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(32,099,280)
Interest rate swaps	68,337

Net realized and unrealized gain (loss)	(63,078,639)

Distributions to FundPreferred Shareholders
From net investment income	(667,801)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(667,801)

Net increase (decrease) in net assets applicable to Common shares from operations	$(56,729,967)

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of CHANGES IN NET ASSETS

	Year Ended	Year Ended
	6/30/09	6/30/08
Operations
Net investment income	$7,016,473	$17,205,400
Net realized gain (loss) from:
Investments	(30,983,696)	(21,874,256)
Interest rate swaps	(64,000)	(1,553,391)
Change in net unrealized appreciation (depreciation) of:
Investments	(32,099,280)	(71,548,661)
Interest rate swaps	68,337	(1,791,056)
Distributions to FundPreferred shareholders:
From net investment income	(667,801)	(3,467,633)
From accumulated net realized gains	–	(187,752)

Net increase (decrease) in net assets applicable to Common shares from operations	(56,729,967)	(83,217,349)

Distributions to Common Shareholders
From net investment income	(8,246,467)	(14,219,439)
From accumulated net realized gains	–	(679,737)
Tax return of capital	(71,781)	–

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(8,318,248)	(14,899,176)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	77,525	95,199
FundPreferred share offering cost adjustments	–	(4,626)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	77,525	90,573

Net increase (decrease) in net assets applicable to Common shares	(64,970,690)	(98,025,952)
Net assets applicable to Common shares at the beginning of year	105,102,526	203,128,478

Net assets applicable to Common shares at the end of year	$40,131,836	$105,102,526

Undistributed (Over-distribution of) net investment income at the end of year	$(479,489)	$1,465,644

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of CASH FLOWS
Year Ended June 30, 2009

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(56,729,967)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,089)
Proceeds from sales and maturities of investments	29,548,971
Proceeds from (Purchases of) short-term investments, net	49,463,612
Proceeds from (Payments for) terminated interest rate swaps	(64,000)
Amortization (Accretion) of premiums and discounts, net	(3)
(Increase) Decrease in receivable for dividends	281,551
(Increase) Decrease in receivable for interest	80,662
(Increase) Decrease in receivable for investments sold	2,474,684
(Increase) Decrease in other assets	(5,985)
Increase (Decrease) in payable for interest rate swaps closed	(411,000)
Increase (Decrease) in payable for FundPreferred share dividends	(33,800)
Increase (Decrease) in accrued management fees	(73,053)
Increase (Decrease) in accrued other liabilities	(44,397)
Net realized (gain) loss from investments	30,983,696
Net realized (gain) loss from interest rate swaps	64,000
Change in net unrealized (appreciation) depreciation of investments	32,099,280
Change in net unrealized (appreciation) depreciation of interest rate swaps	(68,337)
Taxes paid on undistributed capital gains	36,652

Net cash provided by (used in) operating activities	87,601,477

Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(8,767,375)
Increase (Decrease) in FundPreferred shares, at liquidation value	(78,000,000)

Net cash provided by (used in) financing activities	(86,767,375)

Net Increase (Decrease) in Cash	834,102
Cash at beginning of year	42,982

Cash at the End of Year	$877,084

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $77,525.

See accompanying notes to financial statements.

16	Nuveen Investments

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
Nuveen Tax-Advantaged Floating Rate Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange and trade under the ticker symbol “JFP”. The Fund was organized as a Massachusetts business trust on December 29, 2004.

The Fund’s primary investment objective is to provide an attractive level of after-tax current income. The Fund’s secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

The Fund expects that substantially all of its portfolio of investments will be comprised of securities issued by banking companies and other financial institutions which may make the Fund more susceptible to adverse economic or regulatory occurrences affecting these institutions. The Fund’s concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
The prices of preferred stocks issued by middle market and major banking companies and other securities in the Fund’s investment portfolio are generally provided by one or more independent pricing services approved by the Fund’s Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the-counter market at the mean of the last bona fide bid and bona fide ask prices when current quotations are readily available. The pricing services may value preferred stocks issued by middle market and major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor’s credit characteristics considered relevant by such pricing service to determine valuations. The Fund’s Board of Trustees has approved procedures which permit Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor’s credit characteristics. The Fund may engage an independent appraiser to periodically provide an independent determination of fair value of the preferred stocks issued by middle market banks. The prices of fixed-income securities and interest rate swap contracts are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The preferred stocks issued by middle market and major banking companies in which the Fund invests are generally not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other securities. Consequently, the value of preferred stocks issued by middle market and major banking companies, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that preferred stock.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2009, the Fund had no such outstanding purchase commitments.

Nuveen Investments	17

Notes to FINANCIAL STATEMENTS (continued)

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Effective with the distribution payable October 1, 2008, and subject to approval and oversight by the Fund’s Board of Trustees, the Fund began to make as part of its monthly distributions supplemental amounts from sources other than net investment income (“Managed Distribution Program”). The Fund seeks to establish a distribution rate which reflects the projected net income from its portfolio of floating-rate securities and potentially also includes a portion of any anticipated recovery over time in the value of these securities. Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

FundPreferred Shares
During the fiscal year ended June 30, 2009, the Fund redeemed all $78,000,000 of its outstanding 3,120 Series Th FundPreferred shares, at liquidation value. The dividend rate paid by the Fund was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments generally did not affect the portfolio management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage was likely higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future Common share earnings may have been lower than they otherwise would have been.

Interest Rate Swaps
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap contracts in an attempt to manage such risk. The Fund’s use of interest rate swap contracts is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of the Fund’s portfolio of investments. Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid and the variable rate payment expected to be received

18	Nuveen Investments

on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of unrealized appreciation or depreciation on interest rate swaps with the changes during the fiscal period recognized on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of interest rate swaps”. Once periodic payments are settled in cash, the net amount is recognized as a component of “Net realized gain (loss) from interest rate swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense.

The average notional balance on interest rate swap contracts during the fiscal year ended June 30, 2009, was $600,000. Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and

Nuveen Investments	19

Notes to FINANCIAL STATEMENTS (continued)

expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the Fund’s fair value measurements as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$–	$4,374,054	$30,261,089	$34,635,143
Short-Term Investments	4,548,308	–	–	4,548,308

Total	$4,548,308	$4,374,054	$30,261,089	$39,183,451

*	Preferred Securities include Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities, if any.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Investments
Balance at beginning of year	$87,969,533
Gains (losses):
Net realized gains (losses)	(12,531,000)
Net change in unrealized appreciation (depreciation)	(38,654,533)
Net purchases at cost (sales at proceeds)	(6,522,911)
Net discounts (premiums)	–
Net transfers in to (out of) at end of period fair value	–

Balance at end of year	$30,261,089

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes $(49,080,625) of net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end.

3.	Derivative Instruments and Hedging Activities
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended June 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each. The Fund had no outstanding derivative contracts at June 30, 2009.

Net Realized Gain (Loss) from Interest Rate Swaps

Risk Exposure
Interest Rate	$(64,000)

Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps

Risk Exposure
Interest Rate	$68,337

20	Nuveen Investments

4.	Fund Shares
Common Shares
On July 30, 2008, the Fund’s Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. Since the inception of this program, the Fund has not repurchased any of its outstanding Common shares.

Transactions in Common shares were as follows:

	Year	Year
	Ended	Ended
	6/30/09	6/30/08
Common shares issued to shareholders due to reinvestment of distributions	29,960	10,636

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Year Ended		Year Ended
	6/30/09		6/30/08
	Shares	Amount	Shares	Amount
Series Th shares redeemed:	3,120	$78,000,000	–	$–

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the fiscal year ended June 30, 2009, were as follows:

Purchases:
Investment securities	$1,089
U.S. Government and agency obligations	–

Sales and maturities:
Investment securities	27,411,883
U.S. Government and agency obligations	2,137,088

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2009, the cost of investments was $141,222,516.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2009, were as follows:

Gross unrealized:
Appreciation	$–
Depreciation	(102,039,065)

Net unrealized appreciation (depreciation) of investments	$(102,039,065)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2009, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on June 1, 2009, paid on July 1, 2009.

Nuveen Investments	21

Notes to FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the Fund’s tax years ended June 30, 2009 and June 30, 2008, was designated for purposes of the dividends paid deduction as follows:

2009
Distributions from net ordinary income*	$9,536,437
Distributions from net long-term capital gains	–
Tax return of capital	71,781

2008
Distributions from net ordinary income*	$17,797,093
Distributions from net long-term capital gains	867,617

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2009, the Fund’s tax year end, the Fund had an unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as follows:

Expiration:
June 30, 2016	$350,745
June 30, 2017	38,341,520

Total	$38,692,265

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through June 30, 2009, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $15,350,997 are treated as having arisen on the first day of the following fiscal year.

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily managed net assets of the Fund as follows:

Average Daily Managed Net Assets(1)	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex-level fee rate was .1970%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

22	Nuveen Investments

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum Asset Management, Inc. (“Spectrum”), under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2005 *	.30%	2010	.30%
2006	.30	2011	.22
2007	.30	2012	.14
2008	.30	2013	.07
2009	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

8.	Subsequent Events
Distributions to Common Shareholders
The Fund declared a $.0290 Common share dividend distribution from its net investment income which was paid on August 3, 2009, to shareholders of record on July 15, 2009.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)
In May 2009, the Financial Accounting Standards Board issued SFAS No. 165, “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Fund has performed an evaluation of subsequent events through August 24, 2009, which is the date the financial statements were issued.

Nuveen Investments	23

Financial HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
											Offering Costs,
				Distributions							Fund
				from Net	Distributions		Net		Tax		Structuring
	Beginning			Investment	from Capital		Investment	Capital	return of		Fee and		Ending
	Common		Net	Income to	Gains to		Income to	Gains to	Capital to		FundPreferred		Common
	Share	Net	Realized/	FundPreferred	FundPreferred		Common	Common	Common		Share		Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-	Share-		Underwriting		Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders†	holders†	Total	holders	holders	holders	Total	Discounts		Value	Value

Year Ended 6/30:
2009	$7.58	$.51	$(4.55)	$(.05)	$–	$(4.09)	$(.59)	$–	$(.01)	$(.60)	$–		$2.89	$3.14
2008	14.66	1.24	(6.98)	(.25)	(.01)	(6.00)	(1.03)	(.05)	–	(1.08)	–	***	7.58	7.23
2007(c)	14.46	1.24	.14	(.24)	(.02)	1.12	(.87)	(.05)	–	(.92)	–		14.66	14.42
Year Ended 7/31:
2006	14.12	1.10	.27	(.23)	–	1.14	(.80)	–	–	(.80)	–		14.46	13.18
2005(b)	14.33	.15	.02	(.03)	–	.14	(.20)	–	–	(.20)	(.15)		14.12	13.42

24	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
			Applicable to Common Shares				Applicable to Common Shares
Total Returns			Before Credit/Reimbursement				After Credit/Reimbursement**					FundPreferred Shares at End of Period
	Based on
	Common	Ending
	Share	Net Assets										Aggregate	Liquidation
Based on	Net	Applicable to			Net				Net		Portfolio	Amount	and Market	Asset
Market	Asset	Common			Investment				Investment		Turnover	Outstanding	Value Per	Coverage
Value*	Value*	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate	(000)	Share	Per Share

(48.08)%	(55.30)%	$40,132	1.61%		12.00%		1.21%		12.40%		–%	$–	$–	$–
(44.63)	(43.04)	105,103	1.54		9.81		1.09		10.26		10	78,000	25,000	58,687
16.84	7.98	203,128	1.44	****	8.84	****	1.02	****	9.26	****	28	78,000	25,000	90,105

4.52	8.28	200,354	1.45		7.29		1.03		7.71		38	78,000	25,000	89,216
(9.24)	(.08)	195,645	1.26	****	2.88	****	.90	****	3.25	****	19	78,000	25,000	87,707

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
**	After custodian fee credit and expense reimbursement.
***	Rounds to less than $.01 per share.
****	Annualized.
†	The amounts shown are based on Common share equivalents.
††	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period March 28, 2005 (commencement of operations) through July 31, 2005.
(c)	For the eleven months ended June 30, 2007.

See accompanying notes to financial statements.

Nuveen Investments	25

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Spectrum Asset Management, Inc. (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Fund, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization

26	Nuveen Investments

and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Fund. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund. The Board also recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in September 2008. The

Nuveen Investments	27

Annual Investment Management
Agreement Approval Process (continued)

Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one- and three-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Fund in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Fund.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

28	Nuveen Investments

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. The Independent Board Members also considered the Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly

Nuveen Investments	29

Annual Investment Management
Agreement Approval Process (continued)

attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Board noted that the Sub-Adviser does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. The Sub-Adviser, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms and clients do not pay higher commissions to receive such

30	Nuveen Investments

research. The Sub-Adviser, however, serves as its own broker for portfolio transactions for the Nuveen funds it advises and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

Nuveen Investments	31

Board Members & Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1997 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Counsil of Washington D.C.	199

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Annual	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	199

32	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Annual	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School advisory counsil; member, Dayton Philharmonic Orchestra Association formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Nuveen Investments	33

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	199

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002); and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.	199

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	125

■ MARK J.P. ANSON
6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

34	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	125

■ NIZIDA ARRIAGA
6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC, Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	199

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ WILLIAM T. HUFFMAN
5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	199

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	199

Nuveen Investments	35

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	199

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	199

36	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ GREGORY MINO
1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	37

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

38	Nuveen Investments

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	39

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

40	Nuveen Investments

Notes

Nuveen Investments	41

Notes

42	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Tax-Advantaged Floating Rate Fund (JFP) hereby designates 90.51% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100% qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Common and Preferred Share Information

The Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased and/or redeemed shares of its common and/or preferred stock as shown in the accompanying table.

Common Shares	Preferred Shares
Repurchased	Redeemed
–	3,120 *

*  Represents 100% of the Fund’s outstanding preferred shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	43

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for
our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed approximately $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-A-0609D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Tax-Advantaged Floating Rate Fund
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund[1]	Billed to Fund[2]	Billed to Fund[3]	Billed to Fund[4]

June 30, 2009	$24,000	$0	$0	$2,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

June 30, 2008	$24,000	$0	$1,000	$1,800

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

June 30, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

June 30, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

June 30, 2009	$2,000	$0	$0	$2,000
June 30, 2008	$2,800	$0	$0	$2,800
“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:
Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum acts (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.
Spectrum has selected RiskMetrics Group (formerly Institutional Shareholder Services, Inc.) (“RMG”) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RMG standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RMG prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RMG, the CCO will require RMG to deliver additional information or certify that RMG has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RMG’s voting recommendations.
Spectrum may, on any particular proxy vote, diverge from RMG’s guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.
When Spectrum determines not to follow RMG’s guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.
-	Routine Administrative Items. Spectrum is willing to defer to management on matters of a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

-	Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

-	Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.
Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.
If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.
Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”) as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.
A.	PORTFOLIO MANAGER BIOGRAPHIES:
MARK A. LIEB - Mr. Lieb is Chief Financial Officer and is responsible for business development. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.
L. PHILLIP JACOBY, IV – Managing Director and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995. From 1989-1995, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was co-portfolio manager of a $600 million preferred stock portfolio. Mr. Jacoby was a trader and portfolio manager at Northern Trust Company (1982-1983) and Vice President of Institutional Sales, E.F. Hutton (1983-1987). BS Business Administration & Finance, Boston University. NASD Series 55 “Equity Trader Limited Representative.”
BERNARD M. SUSSMAN - Mr. Sussman is Chief Investment Officer and Chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He was a Limited Partner at Goldman Sachs from December 1994 through November 1996. BS Industrial Relations and MBA Finance, Cornell University. NASD Series 55 “Equity Trader Limited Representative.”

B.	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

	Type of Account	Number of
Portfolio Manager	Managed	Accounts	Assets*

Phillip Jacoby	Separately Managed accounts	26	$1,374,221,088

	Pooled Accounts	8	$504,187,446

	Registered Investment Vehicles	11	$4,735,947,411

Mark Lieb	Separately Managed accounts	33	$1,385,808,396

	Pooled Accounts	8	$504,187,446

	Registered Investment Vehicles	11	$4,735,947,411

Bernard Sussman	Separately Managed accounts	30	$1,380,905,635

	Pooled Accounts	8	$504,187,446

	Registered Investment Vehicles	11	$4,735,947,411

*	Assets are as of June 30, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.
C.	POTENTIAL MATERIAL CONFLICTS OF INTEREST
There are no material conflicts of interest to report.
D.	FUND MANAGER COMPENSATION
All employees of Spectrum Asset Management are paid a base salary and discretionary bonus. The bonus is paid quarterly and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:
•	Changes in overall firm assets under management (employees have no direct incentive to increase assets)

•	Portfolio performance relative to benchmarks

•	Contribution to client servicing

•	Compliance with firm and/or regulatory policies and procedures

•	Work ethic

•	Seniority and length of service

•	Contribution to overall functioning of organization

E.	OWNERSHIP OF JFP SECURITIES AS OF JUNE 30, 2009

Dollar range of equity securities beneficially owned
Name of Portfolio Manager	in Fund
Phillip Jacoby	$0
Mark Lieb	$0
Bernard Sussman	$10,001 - $50,000
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Tax-Advantaged Floating Rate Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: September 8, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: September 8, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: September 8, 2009